                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT
                                ----------------

                  THIRD AMENDMENT, dated as of September 12, 1997 (this "Third Amendment"), to Credit Agreement, dated as of December 10, 1996, among BLOCK FINANCIAL CORPORATION, a Delaware Corporation (the "Borrower"), the Lenders parties thereto from time to time (individually, a "Lender", and collectively, the "Lenders") and MELLON BANK, N.A., a national banking association, as agent for the Lenders (in such capacity, the "Agent") (as amended by that certain First Amendment to Credit Agreement dated as of April 10, 1997, and by that certain Second Amendment to Credit Agreement dated as of June 6, 1997, the "Agreement").

                               W I T N E S S E T H
                               -------------------

                  WHEREAS, the Borrower, the Lenders and the Agent desire to make certain amendments to the Agreement, including requiring the Consolidated Net Worth of Guarantor to be at least $325,000,000 at all times and permitting Borrower to issue certain Indebtedness;

                  NOW THEREFORE, for and in consideration of the premises herein contained, and intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE I

                                   Amendments
                                   ----------

                  Section 1.01. Section 6.01 of the Agreement is hereby amended by deleting subsection (a) in its entirety and replacing it with a new subsection (a), such new subsection (a) to read it in its entirety as follows:

                           (a) Consolidated Net Worth of Guarantor. At all
                  times, the Consolidated Net Worth of Guarantor shall not be less than $325,000,000.

                  Section 1.02. Schedule 6.05 of the Agreement is hereby further amended by adding thereto, as a new item 14, the following.

                  14. Unsecured Indebtedness, evidenced by promissory notes, in an aggregate principal amount not exceeding $300,000,000, with a maturity not less than five years after the incurrence thereof, which promissory notes do not have the benefit of covenants more favorable to the holders thereof than the covenants described in the Borrower's preliminary prospectus, dated August 14, 1997, with respect to such promissory notes, and the proceeds of the issuance of which is used by Borrower to repay its commercial paper notes.

                                   ARTICLE II

                           Conditions to Effectiveness
                           ---------------------------

                  Section 2.01. This Third Amendment shall become effective upon the satisfaction of the following conditions precedent:

                  (a) This Third Amendment shall have been executed and delivered by the Borrower, the Agent and the Required Lenders. The Guarantor shall have executed and delivered the Consent to this Third Amendment in the form of Exhibit A to this Third Amendment.

                  (b) The Agent shall have received, with an executed counterpart for each Lender, certificates from such officers of the Borrower and the Guarantor as to such matters as the Agent may request.

                                   ARTICLE III

                                  Miscellaneous
                                  -------------

                  Section 3.01. (a) The Required Lenders hereby authorize and direct the Agent to enter into this Third Amendment.

                  (b) Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Agreement. Except as amended hereby, the Agreement shall remain in full force and effect. This Third Amendment may be executed in one or more counterparts and all such counterparts taken together shall constitute one and the same instrument.

                  (c) THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

                  (d) The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments to, consents to or modifications of any term of provision of the Agreement or any other Loan Document, or instrument referred to therein. The Agreement, as amended hereby, shall continue in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.

ATTEST:                              BLOCK FINANCIAL CORPORATION

By  /s/ John R. Cox                  By  /s/ Bret G. Wilson
   --------------------------------    -----------------------------------
Title: Secretary                     Title:  Vice President

[Corporate Seal]

                                     MELLON BANK, N.A., as Lender and Swing
                                     Line Lender and as Agent

                                     By  /s/ Mellon Bank, N.A.
                                     Title:

                                     THE BANK OF TOKYO-MITSUBISHI,
                                     LTD., CHICAGO BRANCH

                                     By /s/ The Bank of Tokyo-Mitsubishi, Ltd.,
                                     Chicago Branch
                                     Title:

                                     THE CHASE MANHATTAN BANK

                                     By /s/ The Chase Manhattan Bank
                                     Title:

                                     COMERICA BANK

                                     By /s/ Comerica Bank
                                     Title:

                                     COMMERCE BANK, N.A.

                                     By /s/ Commerce Bank, N.A.
                                     Title:

                                     CREDIT LYONNAIS CHICAGO BRANCH

                                     By /s/ Credit Lyonnais Chicago Branch
                                     Title:

                                     THE FIRST NATIONAL BANK OF

                                     CHICAGO

                                     By /s/ The First National Bank of Chicago
                                     Title:

                                     THE FUJI BANK, LIMITED

                                     By /s/ The Fuji Bank, Limited
                                     Title:

                                     THE LONG-TERM CREDIT BANK OF
                                     JAPAN, LTD.

                                     By /s/ The Long-Term Credit Bank of Japan,
                                     Ltd.
                                     Title:

                                     ISTITUTO BANCARIO SAN PAOLO DI
                                     TORINO SPA

                                     By /s/ Istituto Bancario San Paolo Di
                                     Torino SPA
                                     Title:

                                     SOCIETE GENERALE

                                     By /s/ Societe Generale
                                     Title:

                                     TORONTO DOMINION (TEXAS), INC.

                                     By /s/ Toronto Dominion (Texas), Inc.
                                     Title:

                                     THE YASUDA TRUST & BANKING CO.,
                                     LTD.

                                     By /s/ The Yasuda Trust & Banking Co., Ltd.
                                     Title:

                                                                       Exhibit A

            CONSENT WITH RESPECT TO GUARANTY AND SURETYSHIP AGREEMENT
            ---------------------------------------------------------

                  Reference is made to the Guaranty and Suretyship Agreement, dated as of December 10, 1996 (the "Guaranty") made by H & R Block, Inc., a Missouri corporation (the "Guarantor"), in favor of Mellon Bank, N.A., as Agent under the Credit Agreement, dated as of December 10, 1996, among Block Financial Corporation (the "Borrower"), the Lenders party thereto from time to time and such Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and to the Third Amendment to Credit Agreement, dated as of September 12, 1997 (the "Third Amendment") among such parties. The Guarantor hereby consents to the Third Amendment.

                                           H & R BLOCK, INC.

                                           By   /s/ Frank L. Salizzoni
                                             -----------------------------------
                                           Title      President
                                                --------------------------------


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